[FLEET NATIONAL BANK LETTERHEAD]

March 1, 2004

The Talbots, Inc. 1 Talbots Drive Hingham, MA 02043

Attention:	Mr. Edward L. Larsen
Senior Vice President, Finance
Chief Financial Officer and Treasurer

Dear Ed: This letter will serve to confirm that Fleet National Bank (the “Bank”) holds available for The Talbots, Inc. (the “Company”) uncommitted, discretionary credit facilities as follows:

(a)	an aggregate $100,000,000.00 line of credit for the issuance of documentary letters of credit to support the importation of goods into the United States from Hong Kong and other Asian countries; and

(b)	an aggregate $5,000,000.00 money market line of credit for discretionary advances (such advances are herein sometimes referred to as “advances” and/or “loans”); and

(c)	a $10,000,000.00 line for foreign exchange transactions including 12 month forward contracts; and

(d)	an aggregate $5,000,000.00 line of credit for the issuance of standby letters of credit.

        The Bank should consider requests for Advances beginning March 1, 2004 and extending through February 25, 2005, or such earlier time that the Bank shall determine. No money market advance shall have a maturity date beyond February 25, 2005. No documentary or standby letter of credit expiration may extend beyond April 30, 2005. Documentary letters of credit will be payable at sight and shall be priced as follows based on the location of the issuance:

	Boston	Hong Kong
Issuing fee	U.S. $25*	Waived
Negotiation Fee:	The greater of 1/8% or U.S. $70	Waived
Amendment Fee:	U.S. $25*	Waived
*Plus Cable Fee

        Each documentary letter of credit issued under this facility will be governed additionally by a continuing Commercial Letter of Credit Agreement and a Master Trade Key Agreement between the Company and the Bank, and such other documentation that the Bank may require from time to time.

        Any standby letter of credit issued under this facility will be governed by our existing Standby Letter of Credit Agreement and such other documentation that the Bank may require from time to time.

        Each money market advance under this facility will bear interest at fixed interest rates quoted by Fleet National Bank with interest period maturities of up to 180 days; provided, however, that no such money market advance shall have an interest period that extends beyond February 25, 2005. Each money market advance must be for an amount of not less than $1,000,000.00, and the aggregate amount of all advances outstanding at any time under this arrangement may not exceed $5,000,000.00. This arrangement is not a commitment to lend, and from time to time the Bank may not quote rates on some or all interest period maturities.

        We agree that upon your advice by telephone to our Money Market Desk that you wish to borrow money under this facility and our agreement to lend, we will forthwith lend you such amount at the quoted rate of interest by crediting such amount to your demand deposit account with us, or, upon your instructions, by wiring such amount to such other account as you may direct. Borrowings will be evidenced by a Promissory Note in the form attached hereto. Each borrowing and the corresponding information will be recorded the day of the telephone call on the Note Schedule (as defined in the Promissory Note) attached to the Promissory Note. Our advices of credit and debit will be additional evidence of borrowings. You authorize us to keep the official record of all borrowings under this “money market” lending arrangement in the format described above, and you agree that this record shall be prima facie evidence of the amount of the borrowings under this facility.

        No voluntary prepayment of money market loans will be permitted. If any money market loans are paid on a date other than the last day of the applicable interest period (whether by reason of acceleration or otherwise), the Company shall compensate the Bank for any funding losses and other costs (including lost profits) incurred as a result of such prepayment as set forth in the Promissory Note.

        This letter and the Promissory Note evidence your promise to pay all such borrowings with interest on their respective maturity dates. This “money market” lending arrangement remains in force until February 25, 2005.

        If the foregoing satisfactorily sets forth the terms and conditions of our lines of credit, please execute and return this letter. We are pleased to provide these lines to Talbots, and look forward to the ongoing development of our relationship.

Sincerely, Fleet National Bank SUZANNE CHOMICZEWSKI —————————————— Suzanne Chomiczewski Vice President Retail & Apparel Division

Accepted: The Talbots, Inc. By: EDWARD L. LARSEN —————————————— Edward L. Larsen Senior Vice President, Finance Chief Financial Officer and Treasurer Date: March 1, 2004

MONEY MARKET LINE

COMMERCIAL PROMISSORY NOTE

Boston, Massachusetts As of March 1, 2004

        FOR VALUE RECEIVED, the undersigned (jointly and severally if more than one) promise(s) to pay to the order of FLEET NATIONAL BANK (together with any successors or assigns, the “Bank”), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the aggregate principal amount of all loans made by the Bank to the undersigned pursuant to the letter agreement between the Bank and the undersigned dated March 1, 2004, as shown in the schedule attached hereto (the “Note Schedule”), together with interest on each loan from the date such loan is made until the maturity thereof at the applicable rate set forth in the Note Schedule. The principal amount of each loan shall be payable on the maturity date of such loan as indicated in the Note Schedule. Interest on the principal amount of each loan shall be payable in arrears on the same day as the principal amount is due. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. The letter agreement referred to above and pursuant to which this Note has been issued is hereby incorporated herein and made a part hereof.

SECTION 1. PAYMENT TERMS.

        1.1   PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank’s address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default (as defined in Section 2) will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal; after the occurrence of an Event of Default, payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion. No prepayment of any loan shall be permitted.

        1.2   PREPAYMENT CHARGE. If any payment of principal is made for any reason on any day other than the date scheduled therefor, whether as a result of acceleration or otherwise, the undersigned shall reimburse the Bank for the loss, if any, including any lost profits, resulting from such prepayment, as reasonably determined by the Bank. The undersigned shall pay such loss upon presentation by the Bank of a statement of the amount of such loss, setting forth the Bank’s calculation thereof, which notice and calculation (including the method of calculation) shall be deemed true and correct absent manifest error.

        1.3   DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum equal to 4% above the greater of the rate of interest otherwise payable hereunder or the rate announced by the Bank from time to time as its Base Rate.

SECTION 2. DEFAULTS AND REMEDIES.

2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an “Event of Default” hereunder:

(a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation or under any lease;

(b) failure of any representation or warranty herein or in any agreement, instrument, document or financial statement delivered to the Bank in connection herewith to be true and correct in any material respect;

(c) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, any Obligor;

(d) merger, consolidation, sale of all or substantially all of the assets or change in control of any Obligor; or

(e) any Obligor generally not paying its debts as they become due; the death, dissolution, termination of existence or insolvency of any Obligor; the appointment of a trustee, receiver, custodian, liquidator or other similar official for such Obligor or any substantial part of its property or the assignment for the benefit of creditors by any Obligor; or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any Obligor.

        As used herein, “Obligation” means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and “Obligor” means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof.

        2.2   REMEDIES. Upon an Event of Default described in Section 2.1(e) immediately and automatically, and upon or after the occurrence of any other Event of Default at the option of the Bank, all Obligations of the undersigned shall become immediately due and payable without notice or demand. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently.

SECTION 3. MISCELLANEOUS.

        3.1   WAIVER; AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Bank of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note, and to any additions or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

        3.2   SET-OFF. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, with facsimile or written notice the undersigned and to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned against the Obligations of the undersigned, although such Obligations may be contingent or unmatured.

        3.3   EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of the Obligations or in connection with the Bank’s exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, fees of outside legal counsel or the allocation costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

        3.4   BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate, principal amount outstanding under this Note and interest accrued thereon.

        3.5   INFORMATION. The undersigned shall furnish the Bank from time to time with such business records and other information relating to the Obligation as the Bank may require. All such information shall be true and correct and fairly represent the financial condition and the operating results of such Obligor as of the date and for the periods for which the same are furnished. The undersigned shall permit representatives of the Bank to inspect its properties and its books and records, and to make copies or abstracts thereof. Each Obligor authorizes the Bank to release and disclose to its affiliates, agents and contractors any financial statements and other information relating to said Obligor provided to or prepared by or for the Bank in connection with any Obligation. The undersigned will notify the Bank promptly of the existence or upon the occurrence of any Event of Default or event which, with the giving of notice or the passage of time or both, would become an Event of Default.

        3.6   GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

        3.7   SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

        3.8   JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Money Market Line Commercial Promissory Note under seal as of the day and date first above written.

1 Talbots Drive Hingham, MA 02043	The Talbots, Inc. By: EDWARD L. LARSEN —————————————— Edward L. Larsen Senior Vice President, Finance & CFO

SCHEDULE

$5,000,000 Note dated as of March 1, 2004 of The Talbots, Inc., payable to the order of FLEET NATIONAL BANK.

Date of Loan	Principal Amount Of Loan	Maturity Date	Interest Rate	Date & Amount Of Payment Received	Notation Made by